First-Quarter 2023 Earnings May 10, 2023 Exhibit 99.2

2 These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to, information regarding: 2023 outlook, including revenue, operating profit, adjusted EBITDA, earnings per share, net debt and leverage, free cash flow and the drivers thereof; 2024 financial targets; acquisition-related synergies; capital allocation priorities, including expected share repurchase activity and future dividend increases; future operating profit impact related to global restructuring activities; the impact of macroeconomic factors; strategic priorities and initiatives; and expected impact from deployment of tech-enabled solutions, including digital retail solutions and ATM managed services. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; general economic issues, including supply chain disruptions, fuel price increases, inflation, and changes in interest rates; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information, including from a cybersecurity incident; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions (including political conflict or unrest), regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including labor shortages, negotiations with organized labor and work stoppages; pandemics (including the ongoing Covid-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of Covid-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the American Rescue Plan Act and Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward- looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2022 and in related disclosures in our other public filings with the Securities and Exchange Commission. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink’s. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the First Quarter 2023 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com Safe Harbor Statements and Non-GAAP Results

3 Key Messages (non-GAAP)1Q results summary • Revenue up 10% (13% organic) ‒ Organic growth of 9% in cash and valuables management and 31% in ATM Managed Services (AMS) and Digital Retail Solutions (DRS) • Operating profit up 14% to $127M (22% organic) ‒ Margin expansion of 30 basis-points to 10.7% • Adjusted EBITDA +15% to $191M ‒ Margin expansion of 70 basis-points to 16.1% • First-quarter free cash flow improvement of $23M (+38%) year-over-year Announced 10% increase to regular quarterly dividend Strong progress on strategic priorities • AMS / DRS total revenue growth of 50% • Productivity, revenue mix and pricing discipline drove 30 basis-points of operating margin expansion • 2022 Global Restructuring Plan actions approved and closed with expected $60M of annualized operating profit benefits Updated 2023 Guidance • Affirmed revenue growth of 6%-9% and organic growth of 7%-11% • Increased profit guidance by $10M to reflect additional restructuring savings – Operating profit between $625 - $675M, margin expansion of ~120bps – Adjusted EBITDA between $865 - $915M, margin expansion of ~90bps – EPS between $6.45 - $7.15 • Affirmed free cash flow between $325 - $375M with conversion from adjusted EBITDA of ~40% Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2023 Earnings Release available in the Results section of the Brink’s website www.brinks.com.

4 DRS / AMS represent 18% of TTM revenue with Q1 growth of 50% Our Strategy is Delivering Strong Results • Strong organic growth of 9% • Improvements in productivity • Improved labor turnover in North America • Strong price/cost discipline Cash & Valuables Management • Recent customer wins, including multinational grocery customer point-of-sale integration, and franchised quick service restaurants • CXO starting next week Digital Retail Solutions Customer Offerings ATM Managed Services • Strong results from BPCE implementation in France • Progress on Note Machine acquisition integration • Robust pipeline of opportunities Leading Brand Customized Infrastructure 164 Years of Industry Expertise & Experience Continuous Improvement through Brink’s Business System Strong Customer Relationships Talent Key Differentiators

5 First-Quarter 2023 Results Fourth Consecutive Quarter of Double-digit Organic Revenue and Op Profit Growth (non-GAAP, $ millions, except EPS) Revenue +10% Organic +13% Acq +3% FX (6%) EPS (3%)Adj. EBITDA +15%Op Profit +14% Organic +22% Acq +3% FX (11%) $978 $1,074 $1,185 2021 2022 2023 Constant Currency +16% Constant Currency +24% Constant Currency +23% Constant Currency +12% $137 $165 $191 2021 2022 2023 $90 $112 $127 2021 2022 2023 $0.79 $1.19 $1.16 2021 2022 2023 10.7% Margin 10.4% Margin 9.2% Margin 16.1% Margin 15.4% Margin 14.0% Margin Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2023 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2021 results in the Appendix. Constant currency represents 2023 results at 2022 exchange rates.

6 $112 $24 $3 $139 ( $12 ) $127 2022 Op Profit Organic Acq / Disp* 2023 Constant Currency Op Profit FX 2023 Op Profit First-Quarter Revenue and Operating Profit vs 2022 (non-GAAP, $ millions) Revenue Operating Profit $1,074 $86 $50 $36 $1,245 ( $60 ) $1,185 2022 Revenue Organic Cash & Valuables Mgmt. Organic DRS & AMS Acq / Disp* 2023 Constant Currency Revenue FX 2023 Revenue 10.4% Margin 10.7% Margin % Change 22% 3% 24% (11%) 14% 11.2% Margin Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2023 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Constant currency represents 2023 results at 2022 exchange rates. *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. Strong Organic Growth Offsets FX Impact % Change (6%)13% 3% 10%16% Organic +$135 +9% +31%

7 First-Quarter Adjusted EBITDA and EPS vs 2022 (non-GAAP, $ millions, except EPS) $127 ( $46 ) ( $26 ) $0 $55 $51 $46 $26 $12 $191 Op Profit Interest Expense Taxes Other Income from Continuing Ops D&A Interest Expense Taxes Stock Comp & Other Adj. EBITDA 47.4 million 48.3 million Vs. 2022 $15 ( $19 ) $- $1 ( $2 ) $4 $19 $- $5 $25 16.1% Margin +15% Diluted Shares 10.7% Margin 2023 EPS: $1.16 2022 EPS: $1.19 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2023 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Adjusted EBITDA +15%, EPS (3%)

Meaningful 1Q Progress Toward Free Cash Flow Target

(Non-GAAP, $ millions)


Full-Year 2023 Target
$865 - $915
D&A / Other
~ $240
Op Profit
$625 - $675
($55)
($130)
($175)
($180)
~40% Conversion from Adjusted EBITDA
$325 - $375
Adj. EBITDA
WC, Cash Restructuring & Deferred Payments
Cash Taxes
Cash Interest
Cash CapEx[1]
Free Cash Flow before Dividends

- 1Q free cash flow up $23 (+38%) year-over-year, driven by EBITDA and working capital improvements
- Full-year target adjusted to reflect further restructuring actions:
  - Increased EBITDA by $10
  - Increased cash restructuring by $10
  - No net change to free cash flow
- On track to achieve 2x - 3x leverage target by YE23
  - 1Q23 leverage of 3.2x
  - Expected 2.6x - 2.8x by YE23

On Track to Deliver Our Full-Year 2023 Free Cash Flow Target

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2023 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.
1. Includes cash proceeds from sale of property, equipment and investments.

BRINKS 8

2023 Guidance

(non-GAAP, $ millions, except EPS)

	2022 Actual	2023 Guidance Prior	2023 Guidance Current	Growth vs. 2022
Revenue	$4,536	$4,800 – 4,950	No change	~7%
Operating Profit	$550	$615 – 665	$625 – 675	~18%
Margin	12.1%	~13.1%	~13.3%	
Adj. EBITDA	$788	$855 – 905	$865 – 915	~13%
Margin	17.4%	~18.1%	~18.3%	
Free Cash Flow	$203	$325 – 375	No change	~72%
FCF / EBITDA	26%	~40%		
EPS	$5.99	$6.30 – 7.00	$6.45 – 7.15	~14%

- Affirmed 6-9% revenue growth
  - 7-11% organic growth
- Increased profit guidance by $10M to reflect additional restructuring benefits
- Affirmed Free Cash Flow conversion of ~40%
- Double-digit increases in OP, EBITDA, FCF and EPS, reflecting strong operating leverage[1]

2024 Framework For Organic Growth, Operating Margin and Free Cash Flow Conversion Remains Intact

Notes: See detailed reconciliations of non-GAAP to GAAP 2022 results in the Appendix and included in the First Quarter 2023 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com. The 2023 Non-GAAP outlook amounts cannot be reconciled to GAAP without unreasonable effort, as we are unable to accurately forecast certain amounts that are necessary for reconciliation, including the impact of highly inflationary accounting on our Argentina operations in 2023 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions.

1. At midpoint of guidance range.

BRINKS 9

10 Closing and Q&A

Appendix

12 First-Quarter 2023 Results by Segment ($ millions) $369 $402 2022 2023 $24 $39 2022 2023 6.6% Margin 9.6% Margin $291 $316 2022 2023 $63 $67 2022 2023 21.6% Margin 21.1% Margin $192 $199 2022 2023 $33 $37 2022 2023 17.3% Margin 18.7% Margin Latin America Revenue +8% Op Profit +6% Constant currency +20% +25% North America Revenue +9% Op Profit +58% Constant currency +10% +58% Europe Revenue +21% Op Profit 49% Constant currency +27% +55% Rest of World Revenue +4% Op Profit +13% Constant currency +10% +19% Organic +9% +57% Acq – +1% FX (1%) – Organic +19% +25% Acq – – FX (11%) (19%) Organic +11% +39% Acq +16% +16% FX (6%) (6%) Organic +11% +18% Acq/Disp (1%) +1% FX (6%) (6%) $222 $269 2022 2023 $15 $22 2022 2023 8.2% Margin 6.7% Margin Note: Constant currency represents 2023 results at 2022 exchange rates.

13 Capital Allocation Priorities Note: Capital allocation priorities not shown in priority order. 1. At midpoint of guidance range. 2. Opex inv estments included in Adjusted EBITDA guidance. 3. Based on mid-point of FCF and Adjusted EBITDA guidance and scheduled debt payments. Disciplined capital allocation model expected to allow the flexibility to optimize shareholder returns $325 - $375 in 2023 Free Cash Flow • Target Cash Capex of less than 4% of revenue in 2023 • Focus on deals with strong synergy potential that fit within our current footprint or service offerings • Achieve leverage target with Adjusted EBITDA growth3 • Planning for consistent annual increases • Take advantage of valuation opportunities 2x - 3x Net Debt Target Accretive M&A Share Repurchase Return of Capital Organic Investments2 Dividends 40% conversion from Adj. EBITDA1

14 $788 $813 $815 3 $831 3 2022 Actual Q1 2023 TTM Actual Net Debt and Leverage Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the First Quarter 2023 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Net of unamortized debt issuance costs of $8 million as of 12/31/2022 and $7 million as of 3/31/2023. 2. Net Debt divided by Adjusted EBITDA. 3. Adjusted to include NoteMachine acquisition impact based on the fiscal year ended June 30, 2022, at exchange rates as of 9/30/2022. 4. Bank-def ined. Bank defined EBITDA includes TTM EBITDA, plus projected 18 monthsynergies for acquisitions. Max ratio is 3.5x. 5. Lev erage range is dependent on share repurchase activity. Leverage of 2.8x assumes full utilization remaining share repurchase authorization. (Non-GAAP, $ millions) Net Debt Adjusted EBITDA and Financial Leverage Adjusted EBITDA $992 $993 $1,524 $1,645 $2,516 $2,638 12/31/2022 Actual 3/31/2023 Actual Unsecured Senior Notes1 Secured Net Debt Leverage Ratio2 3.2 3.2 Adjusted Leverage Ratio3 3.1 3.2 Secured Leverage Ratio4 2.1 2.1 Expect Leverage of 2.6x – 2.8x by Year-End 20235

15 2021 Non-GAAP Results Reconciled to GAAP (1 of 3) See slide 17 f or f ootnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) Q1 Revenues: GAAP 977.7$ Non-GAAP 977.7$ Operating profit (loss): GAAP 61.7$ Reorganization and Restructuring(a) 6.6 Acquisitions and dispositions(a) 18.7 Argentina highly inflationary impact(a) 3.9 Internal loss(a) (0.8) Non-GAAP 90.1$ Interest expense: GAAP (27.2)$ Acquisitions and dispositions(a) 0.3 Non-GAAP (26.9)$ Taxes: GAAP 13.6$ Retirement plans(c) 1.9 Reorganization and Restructuring(a) 1.6 Acquisitions and dispositions(a) 0.5 Argentina highly inflationary impact(a) (0.3) Internal loss(a) (0.4) Income tax rate adjustment(b) 4.7 Non-GAAP 21.6$ 2021

16 2021 Non-GAAP Results Reconciled to GAAP (2 of 3) Amounts may not add due to rounding. See slide 17 f or f ootnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions, except for per share amounts) Q1 Income (loss) from continuing operations attributable to Brink's: GAAP 12.7$ Retirement plans(c) 4.5 Reorganization and Restructuring(a) 4.9 Acquisitions and dispositions(a) 18.2 Argentina highly inflationary impact(a) 4.2 Internal loss(a) (0.4) Income tax rate adjustment(b) (4.0) Non-GAAP 40.1$ EPS: GAAP 0.25$ Retirement plans(c) 0.09 Reorganization and Restructuring(a) 0.10 Acquisitions and dispositions(a) 0.36 Argentina highly inflationary impact(a) 0.08 Internal loss(a) (0.01) Income tax rate adjustment(b) (0.08) Non-GAAP 0.79$ Depreciation and Amortization: GAAP 54.8$ Reorganization and Restructuring(a) (0.1) Acquisitions and dispositions(a) (9.9) Argentina highly inflationary impact(a) (0.5) Non-GAAP 44.3$ 2021

17 2021 Non-GAAP Results Reconciled to GAAP (3 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) The 2023 Non-GAAP outlook amounts exclude certain forecasted Non-GAAP adjusting items, such as intangible asset amortization, U.S. retirement plan costs and approved restructuring actions. We have not forecasted the impact of highly inflationary accounting on our Argentina operations in 2023 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We have also not forecasted changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2023. The 2023 Non-GAAP outlook amounts cannot be reconciled to GAAP without unreasonable effort, as we are unable to accurately forecast certain amounts that are necessary for reconciliation, including the impact of highly inf lationary accounting on our Argentina operations in 2023 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We are also unable to forecast changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2023. a) See “Other Items Not Allocated To Segments” on slide 18 f or details. We do not consider these items to be reflective of our operating performance as they result from events and circumstances that are not a part of our core business. b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 33.6% for 2021. c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. d) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization, non-GAAP share-based compensation and non-GAAP marketable securities (gain) loss. e) There is no dif f erence between GAAP and non-GAAP share-based compensation amounts for the period presented. f) There is no dif f erence between GAAP and non-GAAP marketable securities gain and loss amounts for the period presented. Q1 Adjusted EBITDA(d): Net income attributable to Brink's - GAAP 12.7$ Interest expense - GAAP 27.2 Income tax provision - GAAP 13.6 Depreciation and amortization - GAAP 54.8 EBITDA 108.3$ Retirement plans(c) 6.4 Reorganization and Restructuring(a) 6.4 Acquisitions and dispositions(a) 8.5 Argentina highly inflationary impact(a) 3.4 Internal loss(a) (0.8) Income tax rate adjustment(b) 0.7 Share-based compensation(e) 7.6 Marketable securities (gain) loss(f) (3.4) Adjusted EBITDA 137.1$ 2021

18 Non-GAAP Reconciliation – Other The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Reorganization and Restructuring Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized $6.6 million net costs in the first three months of 2021, primarily severance costs. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non- GAAP results. These items are described below: 2021 Acquisitions and Dispositions • Amortization expense for acquisition-related intangible assets was $9.9 million in the first three months of 2021. • We incurred $4.1 million in integration costs, primarily related to G4S, in the first three months of 2021. • Transaction costs related to business acquisitions were $2.4 million in the first three months of 2021. • Restructuring costs related to acquisitions were $2.3 million in the first three months of 2021. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In the first three months of 2021, we recognized $3.9 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $3.0 million. These amounts are excluded from non-GAAP results. Internal loss A former non-management employee in our U.S. global services operations embezzled funds from Brink's in prior years. Except for a small deductible amount, the amount of the internal loss related to the embezzlement was covered by our insurance. In an effort to cover up the embezzlement, the former employee intentionally misstated the underlying accounts receivable subledger data. Based on the reconstructed subledger, we were able to analyze and quantify the uncollected receivables from prior periods. In the first three months of 2021, we recognized a decrease to bad debt expense of $1.6 million, primarily related to collection of these receivables. We also recognized $0.8 million of legal charges in the first three months of 2021 as we attempted to collect additional insurance recoveries related to these receivables. Due to the unusual nature of this internal loss and the related errors in the subledger data, along with the fact that management has excluded these amounts when evaluating internal performance, we have excluded these net charges from segment and non-GAAP results.

19 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as av ailable for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our f inancial leverage. We believe that investors also may find Net Debt to be helpful in ev aluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our condensed consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, December 31, 2022 and March 31, 2023. December 31, March 31, (In millions) 2022 2023 Debt: Short-term borrowings 47.2$ 94.1$ Long-term debt 3,355.6 3,276.8 Total Debt 3,402.8 3,370.9 Less: Cash and cash equivalents 972.0 816.6 Amounts held by Cash Management Services operations(a) (85.2) (83.6) Cash and cash equivalents available for general corporate purposes 886.8 733.0 Net Debt 2,516.0$ 2,637.9$